DELAWARE GROUP® INCOME FUNDS

Delaware Corporate Bond Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Summary Prospectus dated November 28, 2012

The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?”.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	R	Institutional
Maximum sales charge (load) imposed on purchases as
a percentage of offering price	4.50%	none	none	none	none
Maximum contingent deferred sales charge (load) as a
percentage of original purchase price or redemption
price, whichever is lower	none	4.00%[1]	1.00%[1]	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	R	Institutional
Management fees	0.48%	0.48%	0.48%	0.48%	0.48%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	none
Other expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Total annual fund operating expenses	0.96%	1.71%	1.71%	1.21%	0.71%
Fee waivers and expense reimbursements	(0.02%) [2]	(0.02%) [2]	(0.02%) [2]	(0.02%) [2]	(0.02%)[2]
Total annual fund operating expenses after fee waivers
and expense reimbursements	0.94%	1.69%	1.69%	1.19%	0.69%

1	If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2	The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 0.69% of the Fund's average daily net assets from November 28, 2012 through November 28, 2013. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund's distributor, Delaware Distributors, L.P. (Distributor), as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R	Inst.
1 year	$542	$172	$572	$172	$272	$121	$70
3 years	$740	$537	$762	$537	$537	$382	$225
5 years	$955	$926	$1,076	$926	$926	$663	$393
10 years	$1,573	$1,819	$1,819	$2,018	$2,018	$1,464	$881

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated October 8, 2013.